NUVEEN
  Investments

Floating
   Rate Fund


 ANNUAL REPORT  MAY 31, 2000


For investors seeking a high level of current income, consistent with capital preservation.


[PHOTOS APPEAR HERE]

INVEST WELL


LOOK AHEAD


LEAVE YOUR MARK/SM/

    Contents
 1  Dear Shareholder

 3  Nuveen Floating Rate Fund

 6  Portfolio of Investments

 9  Statement of Net Assets

10  Statement of Operations

10  Statement of Changes in Net Assets

11  Statement of Cash Flows

12  Notes to Financial Statements

15  Financial Highlights

16  Report of Independent Accountants

17  Fund Information


              Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger]
Timothy R. Schwertfeger
Chairman of the Board


As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.
     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.
     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                           ANNUAL REPORT  page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.
     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.
     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000


ANNUAL REPORT  page 2

NUVEEN FLOATING RATE FUND
From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Executive Managing Director Jeffrey Maillet leads the Nuveen Floating Rate Fund's management team. A pioneer in the field, Jeff, who joined Nuveen in 1999, has managed senior floating rate loan products since the market's beginnings almost 20 years ago. He most recently managed more than $13 billion in this asset class before creating Nuveen's senior loan investment team. In total, he has purchased more than 2,000 senior bank issues totaling more than $20 billion. The Nuveen Floating Rate Fund continued to perform as anticipated, offering investors an attractive dividend yield with a relatively stable net asset value
(NAV). To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Jeff.

Q Nuveen launched the Floating Rate Fund in late November 1999. What has affected the senior loan market from the fund's inception through May 31, 2000?

JEFF Rising interest rates have affected the market significantly since November. In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That increase boosted short-term interest rates to 6.50%, their highest level since 1991.
     Given that the fund's dividend is intended to rise and fall in correlation with changes in short-term interest rates, steady increases in those rates can potentially lead to higher dividends for shareholders.

Q  How did the dividend react to the rising interest rate environment?

JEFF We've been able to increase the fund's dividend twice since its inception. First, in March the Class B shares increased its dividend to $0.0615 per share, from $0.0595. We were able to increase the dividend in June, after the fiscal year ended, again to $0.0665./1/ At the fund's fiscal year end on May 31, 2000, days-to-reset averaged approximately 50 days. The frequent rate resets help the fund's dividend adjust with current market conditions.

Q Part of the attraction of a floating rate is the potential for a relatively stable NAV. How well has Nuveen Floating Rate Fund been able to deliver on this goal?

JEFF Very well, in our opinion. NAV has remained relatively stable in the fiscal period, ranging from $9.97 to $10.00. Rising interest rates typically put downward price pressure on more traditional fixed-income products. Senior bank loans are different. They have interest rates that reset every 90 days or less, making them short-term in nature. Because the loans' interest rates can change so frequently, changes in prevailing interest rates are likely to affect a senior bank loan fund's income potential, but should have only a minimal effect on its price./2/


"Given that the fund's dividend is intended to rise and fall in correlation with changes in short-term interest rates, steady increases in those rates can potentially lead to higher dividends for shareholders."


/1/ Performance for short-periods of time should not be the sole factor in making an investment decision.

/2/ This fund is not a money market fund and NAV will fluctuate.

Performance figures are quoted for Class B shares at net asset value. Comments cover the fund's fiscal period since its inception in November 1999 through May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.



                                                           ANNUAL REPORT  page 3

Q  How did the fund perform, on a total return basis, for the fiscal period?

JEFF The fund reported a total return of 3.69% since its November 29, 1999, inception through May 31, 2000. The fund's comparative benchmark is the Lipper Loan Participation Funds category, which returned 3.22% for the period from November 30, 1999 through May 31, 2000.*


Q  What were some of your strategies during the period?

JEFF Our general strategy was to diversify the portfolio around a core group of holdings as assets flowed into the fund. Our philosophy is to concentrate on the basic goods and services providers that make up the fabric of the economy. We avoided commodity sectors, such as oil and gas and real estate, and added positions like Kansas City Southern and Nextel. [As a non-diversified fund, we may invest more than 5% of assets in securities of a particular issuer, which presents a greater risk than a more diversified fund.]
  Diversified manufacturing was our largest sector exposure throughout the period. However, by the close of the fiscal period, telecommunications took over the No. 1 sector weighting. With the rapidly expanding need for broadband transmission capabilities for data and video analog, we saw tremendous opportunity within this arena. In addition, we believe the industry may continue to benefit from increased mergers and acquisitions.


Q  Were there any purchases during the period that stand out?

JEFF We picked up Allied Waste, following a fallout in the waste management industry. Allied Waste is one of the largest management companies for non-hazardous solid waste in the United States and operates as a vertically integrated company that provides collection, transfer, recycling and disposal services for residential, commercial and industrial customers.
  Our research analysis identified Allied Waste as a victim of "guilt by association," as other firms within the industry experienced serious problems last year. In fact, we felt Allied Waste was a strong credit with improving fundamentals. It has been a good addition to the portfolio thus far.


Q  What is your outlook for the fund and the floating rate market?

JEFF We expect that the current Fed policy of increasing interest rates will ultimately rein in U.S. economic growth and limit any major disruptions in the financial markets.
  The overall senior loan market appears to have benefited from the strong, but slowing, economy. Average credit quality of new issues in the marketplace appears to have improved. In light of the recent market volatility and potential for future interest rate increases, we feel now may be a very opportune time to own the Nuveen Floating Rate Fund.


* The Lipper Peer Group returns represent the average annualized total return of the 34 funds in the Lipper Loan Participation Funds category for the period November 30, 1999 through May 31, 2000.

Nuveen Floating Rate Fund is a continuously offered closed-end fund.


ANNUAL REPORT  page 4

NUVEEN FLOATING RATE FUND
Fund Spotlight as of May 31, 2000

----------------------------------------------------------------------
Quick Facts
----------------------------------------------------------------------
                             A Shares   B Shares   C Shares   R Shares
Inception Date                  11/99      11/99      11/99      11/99
----------------------------------------------------------------------
Net Asset Value (NAV)         $ 10.00    $ 10.00    $ 10.00    $ 10.00
----------------------------------------------------------------------
Latest Monthly Dividend*      $0.0670    $0.0615    $0.0605    $0.0690
----------------------------------------------------------------------
Latest Capital Gain                 0          0          0          0
----------------------------------------------------------------------
Fund Symbol                       N/A        N/A        N/A        N/A
----------------------------------------------------------------------
CUSIP                       67066U103  67066U202  67066U301  67066U400
----------------------------------------------------------------------
*Paid June 1, 2000

---------------------------------------------------------------------------------------
Total Returns as of 5/31/00
---------------------------------------------------------------------------------------
                    A Shares         B Shares               C Shares           R Shares
                      NAV        w/o EWC     w/EWC     w/o EWC       w/EWC       NAV
Year-to-date         3.35%        3.07%      0.07%      3.02%       2.02%       3.46%
---------------------------------------------------------------------------------------
Since Inception      4.03%        3.69%      0.69%      3.62%       2.62%       4.15%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Total Returns as of 3/31/00
---------------------------------------------------------------------------------------
                    A Shares         B Shares                C Shares          R Shares
                      NAV        w/o EWC     w/EWC      w/o EWC      w/EWC       NAV
Year-to-date         1.98%        1.82%      -1.18%      1.79%      0.79%       2.04%
---------------------------------------------------------------------------------------
Since Inception      2.65%        2.42%      -0.58%      2.38%      1.38%       2.73%
---------------------------------------------------------------------------------------

-----------------------------
Top Five Senior Loan Issuers*
-----------------------------
Tenneco Inc.             7.3%
-----------------------------
Mueller Group, Inc.      7.3%
-----------------------------
Micro Warehouse Inc.     7.2%
-----------------------------
Superior Essex Corp.     7.2%
-----------------------------
SDM Corp.                5.8%
-----------------------------

----------------------------------
Top Five Industries*
----------------------------------
Telecommunications/CLEC       8.7%
----------------------------------
Diversified Manufacturing     8.6%
----------------------------------
Automotive                    7.3%
----------------------------------
Construction Materials        7.3%
----------------------------------
Retail/Catalog                7.2%
----------------------------------
* Based on total investments

---------------------------------
Portfolio Statistics
---------------------------------
Fund Net Assets     $68.6 million
---------------------------------
Number of
Senior Loans                   37
---------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

---------------------------------
Terms To Know
---------------------------------

The following are a few terms used throughout this report.

Federal Reserve Board (the Fed) The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

Prime Rate Interest rate banks charge for their most creditworthy customers.

Senior Loans are debt securities that have claim prior to junior obligations and equity on a corporation's assets in the event of liquidation.

Total Return Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

                                                           ANNUAL REPORT  page 5

                     Portfolio of Investments
                     Nuveen Floating Rate Fund
                     May 31, 2000



                                                                                            Ratings
  Principal                                                                        ---------------------      Stated         Market
Amount(000)    Description                                                         Moody's           S&P   Maturity*          Value
------------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS** - 91.5%

               Automotive - 7.4%

     $2,500    Tenneco Inc., Term Loan B                                               Ba3            BB    09/30/07     $2,516,146

      2,500    Tenneco Inc., Term Loan C                                               Ba3            BB    09/30/08      2,516,146

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,032,292
------------------------------------------------------------------------------------------------------------------------------------
               Building & Real Estate - 1.4%

      1,000    NRT Inc., Term Loan                                                     Ba3            NR    07/31/04        993,750

------------------------------------------------------------------------------------------------------------------------------------
               Cargo Transportation - 2.9%

        998    North American Van Lines, Term Loan B                                    B1            B+    11/18/07        971,627

        998    RailAmerica, Incorporated, Term Loan B                                  Ba3           BB-    12/31/06      1,003,111

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,974,738
------------------------------------------------------------------------------------------------------------------------------------
               Construction Materials - 7.3%

      5,000    Mueller Group, Inc., Term Loan D                                         B1            B+    05/05/08      5,028,125

------------------------------------------------------------------------------------------------------------------------------------
               Diversified Manufacturing - 8.7%

        998    SPX Corporation, Term Loan B                                            Ba2           BB+    12/31/06      1,002,072

      4,940    Superior Essex Corp., Term Loan B                                       Ba3            B+    11/27/05      4,925,011

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,927,083
------------------------------------------------------------------------------------------------------------------------------------
               Durable Consumer Products - 4.4%

      3,000    Jostens, Inc., Term Loan B                                               B1           BB-    05/31/08      3,013,125

------------------------------------------------------------------------------------------------------------------------------------
               Ecological - 4.7%

      1,136    Allied Waste North America, Term Loan B                                 Ba3            BB    07/21/06      1,029,356

      1,364    Allied Waste North America, Term Loan C                                 Ba3            BB    07/21/07      1,235,227

        967    Stericycle, Inc., Term Loan B                                            B1           BB-    11/10/06        969,688

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,234,271
------------------------------------------------------------------------------------------------------------------------------------
               Farming & Agricultural - 1.4%

        993    Shemin Holdings Corporation, Term Loan B                                 NR            NR    01/28/07        990,375

------------------------------------------------------------------------------------------------------------------------------------
               Finance & Banking - 2.2%

      1,500    Sovereign Bancorp, Term Loan B                                          Ba3            NR    11/14/03      1,506,563

------------------------------------------------------------------------------------------------------------------------------------
               Grocery - 1.4%

        995    Big V Supermarkets, Inc., Term Loan C                                    NR            B+    08/10/03        987,707

------------------------------------------------------------------------------------------------------------------------------------
               Healthcare & Beauty Aids - 4.4%

      3,000    Bergen Brunswig Corp., Term Loan B                                      Ba3            BB    03/31/06      3,000,000

------------------------------------------------------------------------------------------------------------------------------------
               Hotels, Motels, Inns & Gaming - 1.5%

        533    Isle of Capri Casinos Inc., Term Loan B                                 Ba2           BB-    03/02/06        536,500

        467    Isle of Capri Casinos Inc., Term Loan C                                 Ba2           BB-    03/02/07        469,438

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,005,938
------------------------------------------------------------------------------------------------------------------------------------


                                                                                            Ratings
  Principal                                                                        ---------------------      Stated         Market
Amount(000)    Description                                                         Moody's           S&P   Maturity*          Value
------------------------------------------------------------------------------------------------------------------------------------
               Leisure & Entertainment - 1.4%

     $  997    Bally Total Fitness, Term Loan                                           B1            B+    11/10/04    $   992,929

------------------------------------------------------------------------------------------------------------------------------------
               Mining, Steel, Iron & Non-Precious Metals - 0.6%

        395    ASARCO Inc., Term Loan                                                   B1            BB    05/15/01        394,891

------------------------------------------------------------------------------------------------------------------------------------
               Non-Durable Consumer Products - 1.5%

      1,000    Merisant Co. (fka Tabletop Acq. Corp.), Term Loan B                     Ba3           BB-    03/31/07      1,002,500

------------------------------------------------------------------------------------------------------------------------------------
               Personal & Miscellaneous Services - 2.2%

      1,496    Weight Watchers Int'l Inc., TLC Facility                                Ba2            B+    09/30/06      1,506,537

------------------------------------------------------------------------------------------------------------------------------------
               Printing & Publishing - 1.5%

        995    Merrill Communications LLC, Term Loan B                                  B1           BB-    11/23/07        999,664

------------------------------------------------------------------------------------------------------------------------------------
               Retail/Catalog - 7.2%

      5,000    Micro Warehouse Inc., Term Loan B                                        B1           BB-    01/31/07      4,971,875

------------------------------------------------------------------------------------------------------------------------------------
               Retail/Stores - 5.8%

      2,000    SDM Corp., Term Loan C                                                  Ba3            BB    02/04/08      2,005,000

      2,000    SDM Corp., Term Loan E                                                  Ba3            BB    02/04/09      2,005,000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,010,000
------------------------------------------------------------------------------------------------------------------------------------
               Telecommunications/Cellular/PCS - 4.0%

        583    American Cellular Corporation, Term Loan B                              Ba3            B+    03/31/08        583,819

        667    American Cellular Corporation, Term Loan C                              Ba3            B+    03/31/09        667,222

      1,500    Voicestream PCS Holding LLC, Term Loan B                                 B1            B+    02/25/09      1,486,563

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,737,604
------------------------------------------------------------------------------------------------------------------------------------
               Telecommunications/CLEC - 8.8%

      3,000    McLeod USA Inc., Term Loan B                                            Ba2           BB-    05/30/08      2,995,500

      3,000    WCI Capital Corp. (Winstar), Term Loan B                                 B2            B+    09/30/07      2,992,500

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,988,000
------------------------------------------------------------------------------------------------------------------------------------
               Telecommunications/Hybrid - 3.6%

      2,500    Nextel Finance Company, Term Loan D                                     Ba2           BB-    03/31/09      2,485,137

------------------------------------------------------------------------------------------------------------------------------------
               Telecommunications/Satellite - 1.3%

      1,000    Satelites Mexicanos SA DE CV, Bond                                       B1            B+    06/30/04        910,000

------------------------------------------------------------------------------------------------------------------------------------
               Telecommunications/Wireless Messaging - 1.5%

      1,000    Crown Castle Operating Company, Term Loan B                             Ba3           BB-    03/30/08      1,001,660

------------------------------------------------------------------------------------------------------------------------------------
               Transportation/Rail Manufacturing - 1.5%

      1,000    Kansas City Southern Railway Co., Term Loan B                           Ba1           BBB    12/29/06      1,006,250

------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 2.9%

      1,000    AES Texas Funding II, LLC, Term Loan                                     NR            NR    04/24/01      1,001,250

      1,000    TNP Enterprises Inc., Term Loan                                         Ba2           BB+    03/30/06      1,000,000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,001,250
------------------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Senior Loan Interests (cost $62,656,471)                                              62,702,264
               ---------------------------------------------------------------------------------------------------------------------

                     Portfolio of Investments
                     Nuveen Floating Rate Fund (continued)
                     May 31, 2000

  Principal                                                                                                  Stated          Market
Amount(000)    Description                                                                                 Maturity*           Value
------------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 8.7%

               Commercial Paper:

     $3,000    Central & South West Corp., yielding 6.95%                                                   06/01/00    $ 3,000,000

      3,000    Limited Inc., yielding 6.95%                                                                 06/01/00      3,000,000
------------------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $6,000,000)                                                             6,000,000
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $68,656,471) - 100.2%                                                             68,702,264
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.2)%                                                                      (119,107)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $68,583,157
               =====================================================================================================================


           NR  Not rated.

           * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

           ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.



                                 See accompanying notes to financial statements.

                           Statement of Net Assets
                           Nuveen Floating Rate Fund
                           May 31, 2000



--------------------------------------------------------------------------------
Assets
Investments, at market value (cost $68,656,471)                      $68,702,264
Receivables:
  Interest                                                               468,646
  Shares sold                                                            806,630
Other assets                                                               1,794
--------------------------------------------------------------------------------
    Total assets                                                      69,979,334
--------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                           684,571
Accrued expenses:
  Management fees                                                         12,468
  Distribution and service fees                                           40,617
Other liabilities                                                        230,865
Dividends payable                                                        427,656
--------------------------------------------------------------------------------
    Total liabilities                                                  1,396,177
--------------------------------------------------------------------------------
Net assets                                                           $68,583,157
================================================================================
Class A Shares
Net assets                                                           $ 2,221,104
Shares outstanding                                                       222,094
Net asset value per share                                            $     10.00
================================================================================
Class B Shares
Net assets                                                           $10,488,616
Shares outstanding                                                     1,048,834
Net asset value per share                                            $     10.00
================================================================================
Class C Shares
Net assets                                                           $39,341,465
Shares outstanding                                                     3,933,549
Net asset value per share                                            $     10.00
================================================================================
Class R Shares
Net assets                                                           $16,531,972
Shares outstanding                                                     1,653,016
Net asset value per share                                            $     10.00
================================================================================

                                 See accompanying notes to financial statements.

                     Statement of Operations
                     Nuveen Floating Rate Fund
                     For the Period November 29, 1999 (commencement of operations) through May 31, 2000

----------------------------------------------------------------------------------------------------
Investment Income
Interest                                                                                $ 2,065,202
----------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                             178,318
Service fees - Class A                                                                        1,800
Distribution and service fees - Class B                                                      30,028
Waiver of distribution fees - Class B                                                        (3,002)
Distribution and service fees - Class C                                                     120,388
Shareholders' servicing agent fees and expenses                                             217,481
Custodian's fees and expenses                                                               210,192
Legal fees                                                                                   86,164
Other expenses                                                                               46,015
----------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement and waivers                                     887,384
 Expense reimbursement and waivers                                                         (571,740)
----------------------------------------------------------------------------------------------------
Net expenses                                                                                315,644
----------------------------------------------------------------------------------------------------
Net investment income                                                                     1,749,558
----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                                                2,961
Change in net unrealized appreciation (depreciation) of investments                          45,793
----------------------------------------------------------------------------------------------------
Net gain from investments                                                                    48,754
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              $ 1,798,312
====================================================================================================

                     Statement of Changes in Net Assets
                     Nuveen Floating Rate Fund
                     For the Period November 29, 1999 (commencement of operations) through May 31, 2000

----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $ 1,749,558
Net realized gain from investment transactions                                                2,961
Change in net unrealized appreciation (depreciation) of investments                          45,793
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                1,798,312
----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
   Class A                                                                                  (56,996)
   Class B                                                                                 (218,767)
   Class C                                                                                 (861,195)
   Class R                                                                                 (644,320)
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                (1,781,278)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                         68,520,246
Net proceeds from shares issued to shareholders due to reinvestment of distributions        447,137
----------------------------------------------------------------------------------------------------
                                                                                         68,967,383
Cost of shares redeemed                                                                    (501,260)
----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                  68,466,123
----------------------------------------------------------------------------------------------------
Net increase in net assets                                                               68,483,157
Net assets at the beginning of period                                                       100,000
----------------------------------------------------------------------------------------------------
Net assets at the end of period                                                         $68,583,157
====================================================================================================
Distributions in excess of net investment income at the end of period                   $   (31,720)
====================================================================================================

                See accompanying notes to financial statements.

                         Statement of Cash Flows

                         Nuveen Floating Rate Fund
                         For the Period November 29, 1999 (commencement of operations) through May 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets from Operations                                                                                   $  1,798,312
------------------------------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash used for Operating Activities:
  Increase in investments at value                                                                                      (68,702,264)
  Increase in interest receivable                                                                                          (468,646)
  Increase in shares sold receivable                                                                                       (806,630)
  Increase in other assets                                                                                                   (1,794)
  Increase in management fees                                                                                                12,468
  Increase in distribution and service fees                                                                                  40,617
  Increase in other liabilities                                                                                             230,865
------------------------------------------------------------------------------------------------------------------------------------
  Net cash used for operating activities                                                                                (67,897,072)
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
Increase in cash overdraft                                                                                                  684,571
Proceeds from shares sold                                                                                                68,520,246
Cost of shares redeemed                                                                                                    (501,260)
Cash dividends paid                                                                                                        (906,485)
------------------------------------------------------------------------------------------------------------------------------------
  Net cash provided by financing activities                                                                               67,797,072
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Cash                                                                                                       (100,000)
Cash at the beginning of period                                                                                             100,000
------------------------------------------------------------------------------------------------------------------------------------
Cash at the End of Period                                                                                              $         --
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Floating Rate Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized as a Massachusetts business trust on June 28, 1999. The Fund commenced operations on November 29, 1999.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund may also periodically borrow money (either directly from banks or by issuing debt), the proceeds of which will be invested in senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Investment Valuation

The prices of senior loans in the Fund's investment portfolio are provided by pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans at the mean of the highest bona fide bid and the lowest bona fide ask prices when current quotations are readily available. Senior loans for which current quotations are not readily available are valued at a fair value using a wide range of market data and other information and analysis, including credit considerations considered relevant by such pricing service providers to determine valuations. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are generally not listed on any exchange and the secondary market for those senior loans is comparatively illiquid relative to markets for other fixed income securities. Because of the comparatively illiquid markets, the value of a senior loan may differ significantly from the value that would have been used had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts when required for federal income tax purposes. Facilities fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Dividends and Distributions to Shareholders

The Fund intends to declare daily and pay monthly dividends from net investment income. Generally payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

The amount and timing of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any significant amounts of net realized capital gains from investment transactions. The Fund currently considers significant net realized capital gains as amounts in excess of $.001 per share. Net realized capital gain distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares can be purchased at net asset value per share only upon conversion of Class B Shares, through an exchange of Class A Shares of certain Nuveen mutual funds, by reinvesting distributions from any Nuveen Defined Portfolio, or under certain other limited circumstances. Class A Shares are subject to a service fee of 0.25% of the average daily net assets. Class B Shares can be purchased at net asset value per share without any initial sales charge. Class B Shares are subject to a distribution fee of up to 0.75% (currently 0.65% as a result of a voluntary expense limitation) of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class B Shares agrees to pay any early withdrawal charge ("EWC") of up to 3% depending upon the length of time the shares are held by the investor (EWC is reduced to 0% at the end of five years). Class B Shares convert to Class A Shares six years after purchase. Class C Shares can be purchased at net asset value per share without any initial sales charge. Class C Shares are subject to a distribution fee of 0.75% of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class C Shares agrees to pay an EWC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period November 29, 1999 (commencement of operations) through May 31, 2000.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares for the period November 29, 1999 (commencement of operations) through May 31, 2000, were as follows:

                                        Shares         Amount
-------------------------------------------------------------
Shares sold:
 Class A                               217,180    $ 2,171,547
 Class B                             1,043,389     10,431,659
 Class C                             3,943,184     39,425,872
 Class R                             1,649,139     16,491,168
Shares issued to shareholders due
to reinvestment of distributions:
 Class A                                 2,436         24,354
 Class B                                 7,202         72,000
 Class C                                33,712        337,015
 Class R                                 1,377         13,768
-------------------------------------------------------------
                                     6,897,619     68,967,383
-------------------------------------------------------------
Shares redeemed:
 Class A                                   (22)          (216)
 Class B                                (4,257)       (42,573)
 Class C                               (45,847)      (458,471)
 Class R                                    --             --
-------------------------------------------------------------
                                       (50,126)      (501,260)
-------------------------------------------------------------
Net increase                         6,847,493    $68,466,123
=============================================================

The Fund will make quarterly offers to repurchase shares at net asset value (each, a "Repurchase Offer"). The next Repurchase Offer is scheduled to occur in September 2000. The results of the June 2000 Repurchase Offer are as follows:

                                        Shares         Amount
-------------------------------------------------------------
 Class A                                    --       $     --
 Class B                                 1,425         14,261
 Class C                                29,681        297,103
 Class R                                 1,239         12,402
-------------------------------------------------------------

3. Investment Transactions

Purchases and sales of investments (excluding short-term investments) during the period November 29, 1999 (commencement of operations) through May 31, 2000, aggregated $64,752,881, and $2,124,916, respectively.

At May 31, 2000, the identified cost of investments owned for federal income tax purposes was $68,656,471.

4. Unrealized Appreciation (Depreciation)

At May 31, 2000, net unrealized appreciation of senior loans for federal income tax purposes aggregated $45,793 of which $178,296 related to appreciated senior loans and $132,503 related to depreciated senior loans.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, of .7500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the Fund's accrued liabilities (other than the principal amount of any borrowings incurred, and commercial paper or notes issued by the Fund).

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

The Adviser may voluntarily reimburse or waive expenses from time to time, which may be terminated at any time at its discretion.

During the period November 29, 1999 (commencement of operations) through May 31, 2000, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, received service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period November 29, 1999 (commencement of operations) through May 31, 2000, the Distributor compensated authorized dealers directly with approximately $673,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all service fees collected on Class B Shares during the first year following a purchase, all distribution fees collected on Class B Shares, and all service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the period November 29, 1999 (commencement of operations) through May 31, 2000, the Distributor retained approximately $116,900 in such fees. The remaining fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $4,800 of EWC on share redemptions during the period November 29, 1999 (commencement of operations) through May 31, 2000.

At May 31, 2000, the Adviser owned 2,500 shares of each Class of A, B, C and R. In addition, The John Nuveen Company owned 1,500,000 shares of Class R at May 31, 2000.

6. Composition of Net Assets

At May 31, 2000, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-------------------------------------------------------------------------
Capital paid-in                                               $68,566,123
Distributions in excess of net investment income                  (31,720)
Accumulated net realized gain from investment transactions          2,961
Net unrealized appreciation of investments                         45,793
-------------------------------------------------------------------------
Net assets                                                    $68,583,157
=========================================================================

7. Commitments

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund may have unfunded loan commitments. There were no such unfunded loan commitments as of May 31, 2000. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

8. Senior Loan Participation Commitments

The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such participation commitments as of May 31, 2000.

9. Borrowings

In accordance with its investment policies, the Fund may borrow money from banks for investment purposes in an amount up to approximately 10% of the Fund's net assets. The Fund did not enter into any such agreements during the period November 29, 1999 (commencement of operations) through May 31, 2000.

Financial Highlights


     Selected data for a share outstanding throughout the period November 29, 1999 (commencement of operations) through May 31, 2000:

  Class (Inception Date)
                                  Investment Operations           Less Distributions
                               ---------------------------   ---------------------------
                                                                  From
                                          Realized/             and in
                                         Unrealized          Excess of
                    Beginning      Net      Invest-                Net                     Ending
                          Net  Invest-         ment            Invest-                        Net
Year Ended              Asset     ment         Gain               ment   Capital            Asset      Total
May 31,                 Value   Income       (Loss)  Total      Income     Gains   Total    Value   Return(a)
-----------------------------------------------------------------------------------------------------------
Class A (11/99)
  2000                 $10.00     $.40       $  --    $.40      $(.40)      $--   $(.40)   $10.00     4.03%

Class B (11/99)
  2000                  10.00      .37        (.01)    .36       (.36)       --    (.36)    10.00     3.69

Class C (11/99)
  2000                  10.00      .36          --     .36       (.36)       --    (.36)    10.00     3.62

Class R (11/99)
  2000                  10.00      .39         .02     .41       (.41)       --    (.41)    10.00     4.15
===========================================================================================================


                                                     Ratios/Supplemental Data
                       ------------------------------------------------------------------------------------
                                          Before                         After
                                       Reimbursement                Reimbursement (b)
                                 --------------------------     --------------------------
                                                      Ratio                          Ratio
                                                     of Net                         of Net
                                   Ratio of      Investment       Ratio of      Investment
                         Ending    Expenses          Income       Expenses          Income
                            Net  to Average      to Average     to Average      to Average    Portfolio
                         Assets         Net             Net            Net             Net     Turnover
                          (000)      Assets          Assets         Assets          Assets         Rate
-----------------------------------------------------------------------------------------------------------
Class A (11/99)
  2000                  $ 2,221        3.14%*          5.66%*         .95%*          7.85%*           6%

Class B (11/99)
  2000                   10,489        3.72*           5.16*         1.60*           7.28*            6

Class C (11/99)
  2000                   39,341        3.90*           4.92*         1.70*           7.12*            6

Class R (11/99)
  2000                   16,532        3.53*           4.85*          .70*           7.68*            6
===========================================================================================================

*   Annualized.
(a) Total returns are calculated on net asset value and are not annualized.
(b) After expense reimbursement and waivers from the investment adviser, where applicable.


                                 See accompanying notes to financial statements.
15

Report of Independent Accountants




The Board of Trustees and Shareholders of
Nuveen Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Nuveen Floating Rate Fund (the "Fund"), including the portfolio of investments, as of May 31, 2000, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period from November 29, 1999 (commencement of investment operations) to May 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2000, by correspondence with the custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nuveen Floating Rate Fund as of May 31, 2000, the results of its operations, changes in net assets, cash flows, and the financial highlights for the period from November 29, 1999 (commencement of investment operations) to May 31, 2000, in conformity with generally accepted accounting principles.



KPMG LLP

Chicago, Illinois
July 20, 2000

Fund Information





Board of Trustees                    Transfer Agent and
                                     Shareholder Services
James E. Bacon                       Chase Global Funds Services Company
                                     73 Tremont Street
Jack B. Evans                        Boston, MA 02108

William L. Kissick                   (800) 257-8787

Thomas E. Leafstrand                 Legal Counsel
                                     Chapman and Cutler
Timothy R. Schwertfeger              Chicago, IL

Shelia W. Wellington                 Independent
                                     Accountants
                                     KPMG LLP
Fund Manager                         Chicago, IL
Nuveen Senior Loan Asset
Management Inc.
Oak Brook, IL

       Serving
Investors
          For Generations

A 100-Year Tradition of Quality Investments




[Photo of John Nuveen, Sr., appears here]
John Nuveen, Sr.


Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.




NUVEEN
  Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com